UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 1, 2022
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 1, 2022, Diamond Sports Group, LLC (“DSG”) and Diamond Sports Finance Company (the “Co-Issuer,” and together with DSG, the “Issuers”), indirect wholly-owned subsidiaries of Sinclair Broadcast Group, Inc. (the “Company”), consummated certain financing transactions (the “Transaction”). Pursuant to agreements governing the Transaction, DSG agreed to changes to the composition of its Board of Managers, which changes took effect on May 1, 2022. As a result of DSG’s agreement to the changes to the composition of DSG’s Board of Managers, the Company has determined that Diamond Sports Intermediate Holdings, LLC (“Holdings”), the direct parent of the Issuers, and its subsidiaries (including the Issuers) will be deconsolidated from the Company’s financial statements as of March 1, 2022, the date of closing of the Transaction.

The Company is filing this Current Report on Form 8-K pursuant to guidance in the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission, which provides that a deconsolidation of a material subsidiary is deemed a disposition under Item 2.01 hereof.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2021
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2021
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information of Sinclair Broadcast Group, Inc. as of and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: May 4, 2022